                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 11, 2005

                             PERFECTDATA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

      0-12817                                          95-3087593
(Commission File Number)                    (I.R.S. Employer Identification No.)

1445 East Los Angeles Avenue, Simi Valley, CA                          93065
(Address of Principal Executive Offices)                              (Zip Code)

                                 (805) 581-4006
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-d(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


                            Section 8 - Other Events

Item 8.01.        Other Events.

     On January 12, 2005, PerfectData Corporation (the "Company") entered into a non-binding letter of intent (the "Letter of Intent") with Sona Mobile, Inc., a privately-owned Washington corporation ("Sona"). A copy of the Letter of Intent is filed as Exhibit 10.1 to this Report, and a copy of the press release issued by the Company and Sona on January 12, 2005 relating thereto is filed as Exhibit
10.2 to this Report, and both are incorporated herein by this reference. There is no relationship among the Company and any of its affiliates, on the one hand, and Sona, on the other hand, other than the Letter of Intent.

     Sona, which was incorporated in 2003 and which is headquartered in Toronto, Canada, develops and markets data applications for mobile devices in the wireless data market place that enable its customers to: (1) receive streamed data real-time on a continuous basis; (2) executed secure transactions in real-time; (3) exchange data with corporate systems in real-time; and (4) integrate customers' in-house information with publicly available information of news services such as Telerate.

     As previously reported, effective June 1, 2004, Spray Products Corporation ("Spray") had assumed full responsibility for managing the customers of the Company, so that all revenues therefrom were going to Spray and, after obtaining shareholder consent, on November 29, 2004, the related assets of the Company's operating business were sold to Spray. Also, as previously reported, the Board of Directors of the Company had announced its intention not to liquidate the Company, but to continue its search for a merger partner so as to add business operations to the Company.

     The Letter of Intent contemplates that the parties will prepare, negotiate and then execute a merger agreement (the "Merger Agreement") pursuant to which Sona would be merged (the "Merger") with and into a wholly-owned subsidiary of the Company to be incorporated and the Sona shareholders would receive from the Company, in exchange for their shares of Sona common stock and preferred stock, shares of a to - be - designated Series A Voting Convertible Preferred Stock, $.01 par value (the "Series A Preferred Stock"), of the Company that would be convertible into such number of shares of the Company's Common Stock, $.01 par value (the "Common Stock"), as is equal to 80% of the issued and outstanding shares of the Common Stock on a fully-diluted basis on the date the Merger is consummated (the "Closing Date"). In addition, if the Merger were to be consummated, then, on the Closing Date, four of the five directors of the Company and all of its officers would resign, to be replaced by designees of Sona. The Letter of Intent also contemplates that the Sona shareholders could receive in the future additional shares of the Common Stock equal to 5% of the outstanding shares on a fully diluted basis as of the Closing Date pursuant to a formula to be determined and set forth in the Merger Agreement.

     Sona has provided in the Letter of Intent that a condition precedent to its closing with the Company is that the Company have a tangible net worth of at least $1,100,000 on the
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Closing Date, in default of which the shares  issuable to the Sona  shareholders would proportionately increase.

     Neither party has completed its due diligence of the other, including the Company's review of a draft of audited financial statements of Sona for its fiscal years ended December 31, 2003 and 2004. As indicated above, the Letter of Intent is non-binding, except that once the Company has reviewed and accepted such financial statements and otherwise completed its due diligence to its satisfaction, a party thereafter terminating the Merger without cause shall be required to reimburse the non-terminating party for its fees, costs, and expenses in connection with the Letter of Intent and to pay the non-terminating party $250,000 if it enters into a merger or sale or purchase of assets within 12 months of the Terminating Party's notice. The parties have also agreed not to solicit an alternative transaction, with the directors of each reserving the right to act if failure to act would be inconsistent with their fiduciary duties under applicable law.

     There can be no assurance that a Merger Agreement will be executed or that thereafter the Merger will be consummated.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (a)      Exhibits.

Number            Description of Exhibit

     10.1 Letter of Intent dated January 11, 2005 by and between Sona Mobile , Inc. and the Company.

     10.2 Press release dated January 12, 2005 relating to the Letter of Intent filed as Exhibit 10.1 hereto.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to a Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PERFECTDATA CORPORATION
                                                (Registrant)


Date:  January 13, 2005                       By:  /s/ Harris A. Shapiro
                                                       Harris A. Shapiro
                                                       Chairman of the Board and
                                                         Chief Executive Officer
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                       Index to Exhibits Filed with Report

-------------- ---------------------------------------------------------------------------------------- -----------
Number                                        Description of Exhibits                                      Page
-------------- ---------------------------------------------------------------------------------------- -----------
-------------- ---------------------------------------------------------------------------------------- -----------
    10.1       Letter of Intent dated January 11, 2005 by and between Sona Mobile , Inc. and the           E-2
               Company.
-------------- ---------------------------------------------------------------------------------------- -----------
-------------- ---------------------------------------------------------------------------------------- -----------
    10.2       Press release dated January 12, 2005 relating to the Letter of Intent filed as Exhibit      E-10
               10.1 hereto.
-------------- ---------------------------------------------------------------------------------------- -----------

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                                                                    Exhibit 10.1

                                SONA MOBILE, INC.
                                 Victoria Tower
                               44 Victoria Street
                            Toronto, Ontario M5C 1Y2
                                     CANADA

                                January 11, 2005



PerfectData Corporation
1445 East Los Angeles Avenue, Suite 208
Simi Valley, CA 93065
Attn:  Harris Shapiro, CEO


Dear Mr. Shapiro:

     This Letter of Intent will confirm the following general terms upon which Sona Mobil, Inc., a corporation organized under the laws of the State of Washington ("Sona"), will merge (the "Merger") with and into a wholly-owned subsidiary to be incorporated (the "Merger Subsidiary") of PerfectData Corporation, a corporation organized under the laws of the State of Delaware ("PerfectData"). Except for the provisions of Paragraphs D and E hereof, none of the terms set forth in this Letter of Intent shall be binding on either party hereto. Immediately upon the execution and delivery of this Letter of Intent, the parties hereto, either directly or through their authorized representatives, shall begin preparing a Merger Agreement (the "Agreement"), which shall contain all of the definitive terms of the Merger, including such representations, warranties, covenants, agreements, conditions and contingencies and indemnities as are typically incorporated in such agreements.

A.       Basic Transaction.

         (i) As set forth above, on the Closing Date (as defined below), Sona will merge with and into the Merger Subsidiary, which will be the surviving corporation.

         (ii) In the Merger, the shareholders of Sona will receive shares of PerfectData's Series A Voting Convertible Preferred Stock (the "Series A Preferred Stock") in exchange for their Sona capital stock (common and preferred). In addition to any rights, privileges and preferences as may be described in this Letter of Intent, the Series A Preferred Stock shall have such terms and provisions as shall be agreed to by the parties.
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         (iii)  The Series A Preferred Stock issued in the Merger shall (a) have a liquidation preference (the specific amount of which will be agreed to by the parties), (b) have the right to vote on an as converted basis on all matters submitted to shareholders and (c) be convertible into 80% of the issued and outstanding shares of the common stock of PerfectData on a fully-diluted basis on the Closing Date (as defined below); provided, however, the Series A Preferred Stock shall be convertible into 85% of the fully diluted issued and outstanding shares of the common stock of PerfectData as of the Closing Date pursuant to a formula to be set forth in the Merger Agreement.

         (iv)   As currently  contemplated,  the  Transaction  will qualify as a
                tax-free   reorganization  under  Section  368(a)(2)(D)  of  the
                Internal Revenue Code of 1986, as amended.

B.       Basic Conditions to the Merger.

         (i) PerfectData shall have obtained the approval of its Board of Directors to file and shall have filed a Certificate of Designation to its Certificate of Incorporation to designate the Series A Preferred Stock.

         (ii) On the Closing Date, PerfectData shall have a tangible net worth of at least $1.1 million (as adjusted below, the "Minimum Net Worth"), after taking into account all expenses, fees and costs incurred in connection with the Merger and any commitments and contingencies that are not reflected on PerfectData's balance sheet; provided, however, if the Closing Date of the Merger has not occurred on or before April 15, 2005, the Minimum Net Worth shall be reduced by the cost to PerfectData of preparing and filing a Form 10-KSB for the year ended March 31, 2005; provided further, however, that such costs will be "capped" at $75,000. To the extent PerfectData's tangible net worth on the Closing Date is less than the Minimum Net Worth, the relative holdings of the Sona shareholders and the PerfectData shareholders as set
                forth   in   Paragraph   A.(iii)   above   shall   be   adjusted
                proportionately.   At  any  time  prior  to  the  Closing   Date
                PerfectData may raise additional equity capital through the sale of its common stock; provided, however, that, without the prior written consent of Sona, which consent may not be unreasonable withheld, PerfectData may not sell any equity securities to any single person or group of persons in a single transaction if such person or group of persons would, as a result, own 5% or more of the issued and outstanding shares of PerfectData' capital stock after the Merger unless such person or persons owned 5% or more of PerfectData's capital stock before the
                Merger.   Notwithstanding   anything  contained  herein  to  the
                contrary, in the event PerfectData's tangible net worth on the Closing Date is less than $750,000, PerfectData shall have been deemed the Terminating Party under Paragraph E.(i).
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         (iii)  On the  Closing  Date  PerfectData  shall be  current on all its filings under the Securities and Exchange Act of 1934 and its common stock shall be listed on the OTC Bulletin Board.

         (iv) PerfectData shall have received confirmation from its auditors that it will be able to properly and timely file a Form 8-K with the United States Securities and Exchange Commission with respect to the Merger.

C.       Merger Agreement.

         (i) Basic Transaction. The Merger Agreement shall provide for implementation of the basic transaction, as described herein.

         (ii) Representations and Warranties. The Merger Agreement shall contain customary and usual representations, warranties, covenants and agreements by the parties, including representations and warranties relating to qualifications, due authorizations, non-contravention, consents and approvals, capitalization, financial condition, taxes, filings under the Securities and Exchange Act of 1934, material agreements, legal proceedings, legal and regulatory compliance and employees. The principal executive officer, the secretary and the chief financial officer of each of the parties shall certify the representations and warranties "to the best of his or her personal knowledge and information."

         (iii) Closing Conditions and Indemnification. The Merger Agreement shall contain customary and usual conditions for Closing, including the delivery at Closing of favorable opinions of counsel for the corporate parties with respect to customary and usual matters of law, as well as usual and customary indemnification and hold harmless provisions.

D.       Exclusive Dealing.

         (i) Beginning on the date hereof Sona shall not, and shall not permit any of its officers, directors, employees, agents or representatives to, directly or indirectly (through any affiliates), solicit, initiate or accept any discussions, submissions of proposal or offers or negotiations with, or participate in any negotiations or discussions with, or provide any information or data of any nature whatsoever to, or otherwise cooperate in any other way with, or assist or participate in, facilitate or encourage any effort or attempt by, or enter into any agreement with, any person other than PerfectData concerning any merger, sale of substantially all of its assets, sale of shares of its capital stock or other equity securities, or any similar transaction, in each case, involving Sona (such transactions being hereinafter referred to as "Alternative Sona Transactions") or authorize or permit any of its respective officers, directors, employees, agents or representatives to take any such action with respect to an Alternative Sona Transaction.

         (ii) Beginning on the date hereof, PerfectData shall not, and shall not permit any of its officers, directors, employees, agents or representatives to, directly or indirectly (through any affiliates), solicit, initiate or accept any discussions, submissions of proposal or offers or negotiations with, or participate in any negotiations or discussions with, or provide any information or data of any nature whatsoever to, or otherwise cooperate in any other way with, or assist or participate in, facilitate or encourage any effort or attempt by, or enter into any agreement with, any person other than Sona concerning any merger, sale of shares of its capital stock or other equity securities, or any similar transaction, in each case, involving PerfectData (such transactions being hereinafter referred to as "Alternative PerfectData Transactions") or authorize or permit any of their respective officers, directors, employees, agents or representatives to take any such action with respect to an Alternative PerfectData Transaction.

         (iii) Notwithstanding anything to the contrary in this Paragraph, if, at any time prior to Closing, the Board of Directors of either party determines, based upon advice from outside legal counsel, that failure to act could reasonably be expected to be inconsistent with the Board's fiduciary duties under applicable law, such party may provide information with respect to such party to another person or entity that has made an unsolicited proposal for an Alternative Transaction and participate in discussions and negotiations with such person or entity relating to such Alternative Transaction.


E.       Break-Up Fee.

         (i) Except as otherwise provided in Paragraphs E.(ii) - (iv) below, in the event either party hereto (the "Terminating Party") shall notify the other party hereto (the "Non-Terminating Part") at any time prior to Closing that the Terminating Party is abandoning or terminating the Merger and within 12 months of such notice the Terminating Party enters into a merger agreement or other agreement relating to the sale or purchase of assets with another party, then the Terminating Party shall immediately pay to the Non-Terminating Party an amount equal to the sum of
                (i) the fees, costs and expenses (including attorneys fees) incurred by the Non-Terminating Party in connection with this letter of intent and the Merger and (ii) $250,0000.

         (ii) Notwithstanding Paragraph E.(i) above, a Terminating Party shall have no liability to a Non-Terminating Party if the Non-Terminating Party has (a) materially breached a representation or warranty contained in the Merger Agreement or
                (b) if, during the course of its due diligence investigation, the Terminating Party reasonably concludes that the Non-Terminating Party will not be able to make a representation or warranty contemplated by the Merger Agreement without a material exception to such representation or warranty or (c) if the Non-Terminating Party fails to satisfy a material closing condition contained in the Merger Agreement.

         (iii) Either party may terminate this Letter of Intent and abandon the Merger for any reason without any liability to the other party at any time before the Commitment Time (as defined in Paragraph E.(iv) below).

         (iv) On or about January 24, 2005, Sona shall deliver a draft of its audited consolidated financial statements for the years ended December 31, 2003 and 2004 to PerfectData. PerfectData shall then have approximately 48 hours to review such financial statements. In the event PerfectData determines that the information set forth in such financial statements is materially inconsistent with financial information previously supplied by Sona it shall have the right to terminate this Letter of Intent and abandon the Merger without incurring any penalty. In order to exercise this right, PerfectData must provide Sona with written notice thereof no later than 5:00 p.m. New York City time on the second business day following the receipt of such financial statements (the "Commitment Time").

F.       Other.

         (i)    Expenses.   Each  of  PerfectData   and  Sona  will  bear  their
                respective costs, and neither party shall have liability to any other party for any expense of the other party.

         (ii) Conduct of Business Pending Closing. From the date hereof until the Closing or earlier termination of this letter of intent or abandonment of the Merger, (a) PerfectData will not engage in any business and none of its assets will be sold or disposed of, except for certain post-closing actions taken to complete the sale of its business operations to Spray Products Corporation, and it will not incur any liabilities except those in the ordinary cause of business (including legal and accounting expenses) or with the written consent of Sona, and (b) Sona will operate its business in the ordinary course and consistent with past practice.

         (iii) All notices or other information deemed required or necessary to be given to any of the parties shall be given at the following addresses:

              PerfectData:    1445  East  Los  Angeles  Avenue,  Suite  208
                              Simi Valley,  CA 93065
                              Attention:  Harris Shapiro,  CEO
                              Fax: (805) 581-4574

              With a copy to: Robert W. Berend,  Esq.
                              Wachtel & Masyr 110 East 59h Street
                              New York, New York 10022
                              Fax: (212) 909-9455

              Sona:           Victoria  Tower
                              44  Victoria  Street,  Suite  801
                              Toronto,  Ontario  M5C 1Y2
                              CANADA
                              Attn:  Mr. John Bush
                              Fax: (416) 866-2970

              With a copy to: Joel J. Goldschmidt, Esq.
                              Morse, Zelnick, Rose & Lander LLP
                              405 Park Avenue, Suite 1401
                              New York, New York 10022-4405
                              Fax:  (212) 838-9190

         (iv) Any finder's fee or similar payments with respect to the Merger shall be paid by the party or parties agreeing to such fees or payment; in this respect. Sona has agreed to pay a finder's fee to Colebrooke Capital, Inc.

         (v) The transactions which are contemplated herein, to the extent permitted, shall be governed by and construed in accordance with the laws of the State of Delaware.

         (vi) The parties agree to begin their due diligence investigation of the other immediately and to cooperate with each other in connection with the conduct of such due diligence investigations. Each party and its agents, attorneys and representatives shall have full and free access to the properties, books and records of the other party (the confidentiality of which the investigating party agrees to retain) for purposes of conducting investigations of the other party. At the earlier of the date of the public announcement of the discussions of the transaction, the date of the public announcement of the transaction, or the date of the execution of the Agreement, each party to the transaction (and each employee, representative, or other agent of the taxpayer) may disclose to any and all persons, without limitations of any kind, the tax treatment and tax structure of the transactions and all materials of any kind (including opinions or other tax analyses) that are provided to the party relating to such tax treatment and tax structure. In addition, no party is subject to any restriction concerning its consulting with its tax adviser regarding the tax treatment or tax structure of the transaction at any time. Sona acknowledges that immediately following the execution of this Letter of Intent, PerfectData will deliver a preliminary due diligence request and that Sona will use its reasonable best efforts to respond to such request within seven
                (7) business days. Nothing herein shall preclude PerfectData from amending, modifying or supplementing such preliminary due diligence request.

         (vii) The substance of any public announcement with respect to the Merger, other than notices required by law, shall be approved in advance by all parties or their duly authorized representatives.

         (viii) Four of the five current members of the Board of Directors and all of the current officers of PerfectData shall resign at Closing or as soon as practical thereafter and be replaced by those designated by the PerfectData stockholders and the newly constituted Board of Directors of PerfectData after the Closing.

         (ix) This Letter of Intent may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

         (x) The term Closing Date shall refer to the calendar date on which the Merger is consummated. The term Closing refers to the actual consummation of the Merger.

     Except as provided in Paragraphs D, E and F.(iv), this letter merely evidences the intention of the parties hereto and is not intended to be legally binding. With respect to Paragraph F.(iv), each of PerfectData and Sona hereby indemnifies and holds harmless the other party hereto and its affiliates, from any and all claims, liabilities, damages costs and judgments arising in connection with or relating to any agreements, written or oral, which it has or is deemed to have entered into, directly or indirectly, with any broker, finder or banker relating to the Merger.

     If the foregoing correctly sets forth the substance of the understanding of the parties, please execute this letter in duplicate, retain one copy for your records, and return one to our counsel, Joel J. Goldschmidt, c/o Morse, Zelnick, Rose & Lander LLP, 405 Park Avenue, Suite 1401, New York, New York 10022; you may send one signed copy by facsimile transmission to 212-838-9190.

                                                     Very truly yours,

                                                     SONA MOBILE, INC.


                                                    By: /s/ John Bush
                                                            John Bush, President




PERFECTDATA CORPORATION


Accepted this 12th day of January, 2005.

By:  /s/ Harris A. Shapiro
       Harris Shapiro, Chief Executive Officer

                                                                    Exhibit 10.2

                          PERFECTDATA CORPORATION SIGNS
                LETTER OF INTENT TO MERGE WITH SONA MOBILE, INC.

SIMI  VALLEY,  CA - January 12, 2005 -  PerfectData  Corporation  (OTC  Bulletin
Board: PERF.OB) and Sona Mobile, Inc. announced today they have entered into a non-binding letter of intent to merge.

Sona Mobile Inc. (http://www.sonamobile.com), founded in 2003, through its wholly owned subsidiary, Sona Innovations Inc., provides mobile business solutions through a comprehensive suite of wireless solutions that allow enterprises to mobilize business applications rapidly and cost effectively. Sona Mobile has offices and subsidiaries in the United States, Canada and the United Kingdom.

Sona's team brings together experience in mobility technology, telecommunications, financial markets and e-commerce. Beginning with it's flagship product, MobileMarkets(TM), which is used by some of the world's largest financial institutions; Sona is committed to providing business and financial application platforms (i.e. Real-Time Markets Data, Streaming Mobile TV, Financial Trading, Mobile Sarbanes Oxley Compliance...etc) that are open, easy to deploy, secure and scaleable.

Under the terms of the letter of intent, the shareholders of Sona Mobile initially will own 80% of the merged entity and could own an additional 5% pursuant to a formula to be set forth in the merger agreement. The transaction is subject to completion of due diligence, execution of a definitive merger agreement, and satisfying other material conditions.

More information on Sona Mobile can be found at the company's  corporate website
- www.sonamobile.com

Safe Harbor

This news  release  contains  forward-looking  statements  within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are valid only as of today, and we disclaim any obligation to update this information. These statements, which include, but are not limited to, the successful completion of the proposed merger and the benefits expected to be derived therefrom, are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. These statements are based on our current beliefs and expectations as to such future outcomes. Readers are cautioned not to place undue reliance on these forward-looking statements.


PerfectData Contact:                                 Sona Mobile Contact:

Harris A. Shapiro                                    John Bush
President  & Chairman                                President & CEO
805-581-4006                                         416-866-4100
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